UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SYMBION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TO OUR STOCKHOLDERS
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ELECTION OF DIRECTORS
RATIFICATION OF APPOINTMENT OF AUDITORS
CORPORATE GOVERNANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT AND COMPLIANCE COMMITTEE REPORT
COMPARATIVE PERFORMANCE GRAPH
GENERAL INFORMATION

SYMBION, INC.
40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215

April 5, 2005

To Our Stockholders:

     You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Symbion, Inc., to be held on Tuesday, May 10, 2005, at 9:00 a.m. (local time) at the offices of Waller Lansden Dortch & Davis, PLLC at 511 Union Street, Suite 2700, Nashville, Tennessee 37219.

     The Annual Meeting will be simultaneously webcast over the Internet. The listen-only web-simulcast of the meeting will be available through the Company’s website, www.symbion.com, and will be available for replay for 30 days after the meeting.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy, which is being solicited by the Board of Directors, as soon as possible so that your vote will be recorded. If you attend the meeting, you may withdraw your proxy and vote your shares personally.

     We look forward to seeing you at the Annual Meeting.

Sincerely,

Richard E. Francis, Jr. Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

SYMBION, INC.
40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday, May 10, 2005

To Our Stockholders:

     The annual meeting of stockholders of Symbion, Inc. (the “Company”) will be held on Tuesday, May 10, 2005, at 9:00 a.m. (local time) at the offices of Waller Lansden Dortch & Davis, PLLC at 511 Union Street, Suite 2700, Nashville, Tennessee 37219, for the following purposes:

(1) To elect three nominees as Class III directors;

(2) To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2005; and

(3) To transact any other business that properly comes before the meeting or any adjournment thereof.

     Holders of record of the Company’s Common Stock at the close of business on March 22, 2005 are entitled to notice of and to vote at the meeting or at any adjournment of the meeting.

Dated: April 5, 2005

By order of the Board of Directors,

R. Dale Kennedy Secretary

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY AS SOON AS POSSIBLE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

SYMBION, INC.
40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215

PROXY STATEMENT

Annual Meeting of Stockholders
to be held May 10, 2005

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Symbion, Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders to be held at the offices of Waller Lansden Dortch & Davis, PLLC at 511 Union Street, Suite 2700, Nashville, Tennessee 37219, on Tuesday, May 10, 2005, at 9:00 a.m. (local time) for the purposes set forth in the accompanying notice, and at any adjournment thereof. This Proxy Statement and the accompanying proxy are first being mailed or given to stockholders on or about April 5, 2005.

     If the enclosed proxy is properly executed, returned and not revoked, it will be voted in accordance with the instructions, if any, given by the stockholder, and if no instructions are given, it will be voted (a) FOR the election as directors of the nominees described in this Proxy Statement, (b) FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors, and (c) in accordance with the recommendation of the Board of Directors on any other proposal that may properly come before the meeting or any adjournment thereof. The persons named as proxies in the enclosed proxy were selected by the Company’s Board of Directors.

     Any stockholder voting by proxy may revoke the proxy at any time before it is exercised by doing any one of the following: (1) by delivering a written notice of the revocation to the Secretary of the Company at 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215 prior to the Annual Meeting; (2) by submitting a valid proxy with a later date; or (3) by attending the Annual Meeting and voting in person by written ballot.

     The close of business on March 22, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. As of the close of business on such date, the Company had 225,000,000 authorized shares of common stock, $.01 par value (the “Common Stock”), of which 21,333,903 shares were outstanding and entitled to vote and 10,000,000 authorized shares of preferred stock, of which no shares were outstanding. The Common Stock is the Company’s only outstanding class of voting stock. Each share of Common Stock will have one vote on each matter to be voted upon at the meeting.

     A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, is required to constitute a quorum. If a quorum is not present at the time of the Annual Meeting, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the Annual Meeting until a quorum shall be present or represented by proxy. The Annual Meeting may be adjourned from time to time, whether or not a quorum is present, by the affirmative vote of a majority of the votes present and entitled to be cast at the Annual Meeting or by the officer of the Company presiding over the Annual Meeting. Abstentions and broker non-votes will count in determining if a quorum is present for the transaction of business at the Annual Meeting. A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a proxy does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item.

ELECTION OF DIRECTORS

(Proposal 1)

     The Company’s certificate of incorporation provides that the Board of Directors shall be divided into three classes of as nearly equal size as possible. All classes of directors have three year terms. The current term of the Class III directors expires at the 2005 Annual Meeting. The Nominating and Corporate Governance Committee conducted an evaluation of each person listed below under the caption “Class III Nominees” to evaluate the performance of each existing director prior to recommending to the Board his nomination for an additional term as a director. Upon the recommendation of the Nominating and Corporate Governance Committee, which consists entirely of independent directors, the Board of Directors nominated the three individuals named below under the caption “Class III Nominees” for election as directors to serve until the Annual Meeting of Stockholders in 2008 or until their successors have been elected and qualified.

Required Vote

     According to Delaware law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The Company’s certificate of incorporation does not provide for cumulative voting and, accordingly, each stockholder may cast one vote per share of Common Stock for each nominee. Votes that are withheld will be excluded entirely from the vote. An abstention may not be specified with respect to the election of Class III Nominees. Broker non-votes will have no effect on the outcome of the election.

     Unless a proxy shall specify otherwise, the persons named in the proxy will vote the shares covered thereby for the nominees designated by the Board of Directors listed below. Should any nominee become unavailable for election, shares covered by a proxy will be voted for a substitute nominee selected by the current Board of Directors.

Class III Nominees

     The nominees for election as Class III directors are:

			Director
Name	Age	Principal Occupation	Since
Jack Tyrrell	58	Mr. Tyrrell has been a founder of five venture capital funds since 1985 and currently serves as managing partner of Richland Ventures I, L.P., Richland Ventures II, L.P. and Richland Ventures III, L.P. He is currently a director of five privately held companies. In years prior to the Company’s initial public offering, Mr. Tyrrell was designated as a director of the Company by Richland Ventures II, L.P. and Richland Ventures III, L.P. pursuant to a Voting Agreement among the Company and certain of its stockholders (the “Voting Agreement”). The Voting Agreement terminated on February 11, 2004 upon closing of the Company’s initial public offering.	1999

Frederick L. Bryant	50	Mr. Bryant served as a General Partner of ABS Capital Partners, L.P., a private equity firm, from 1993 to 2003, when he retired. Prior to 1993, Mr. Bryant served as head of the mergers and acquisitions department and as a founder of the Alex. Brown & Sons Incorporated private equity investment program. In years prior to the Company’s initial public offering, Mr. Bryant was designated as a director of the Company by ABS Capital Partners, L.P. pursuant to the Voting Agreement.	1996

			Director
Name	Age	Principal Occupation	Since
Richard E. Francis, Jr.	51	Mr. Francis has served as the Chairman of the Board since May 2002 and as Chief Executive Officer since 1996. Mr. Francis also served as President of the Company from 1996 to May 2002. Mr. Francis served from 1992 to 1995 as Senior Vice President, Development of HealthTrust, Inc. From 1990 to 1992, Mr. Francis served as Regional Vice President, Southern Region for HealthTrust, where he oversaw operations of 11 hospitals. In years prior to the Company’s initial public offering, Mr. Francis was designated as a director of the Company pursuant to the Voting Agreement.	1996

     Each of the Class III nominees is currently serving as a Class III director and is standing for re-election.

The Board of Directors recommends that the stockholders vote FOR the election of all of the proposed Class III nominees to the Board of Directors.

Continuing Directors

     The persons named below will continue to serve as directors until the annual meeting of stockholders in the year indicated and until their successors are elected and take office. Stockholders are not voting on the election of the Class I and Class II directors.

			Director
Name	Age	Principal Occupation	Since
Class I — Term Expiring in 2006

Donald W. Burton	61	Mr. Burton has served as managing general partner of South Atlantic Venture Fund I, II and III, Limited Partnerships and Chairman of South Atlantic Private Equity Fund IV, Limited Partnership. Mr. Burton has also managed The Burton Partnership, Limited Partnership which invests in public and private companies, since 1979. Mr. Burton serves on the boards of directors of PRE Holdings, Inc., KNOLOGY, Inc. and the Merrill Lynch Cluster A Group of mutual funds. In years prior to the Company’s initial public offering, Mr. Burton was designated as a nominee for election as a director of the Company by Arthur S. DeMoss Foundation, Cal Turner, Jr., First Avenue Partners, L.P., HLM/CB Fund, L.P., HLM Partners VII, L.P., Piper Jaffray, Inc., South Atlantic Private Equity Fund IV (QP), Limited Partnership, South Atlantic Private Equity Fund IV, Limited Partnership and WW Two, L.P. pursuant to the Voting Agreement.	1999

David M. Wilds	64	Mr. Wilds has served as a managing director of First Avenue Partners, L.P., a venture capital firm, since 1998. From 1995 until 1998, he was a principal at Nelson Capital Corp. From 1991 to 1995, Mr. Wilds was Chairman of the Board of Cumberland Health Systems, Inc. Mr. Wilds serves on the boards of directors of Dollar General Corporation, IPIX Corp. and iPayment, Inc. In years prior to the Company’s initial public offering, Mr. Wilds was designated as a director of the Company by Arthur S. DeMoss	1999

			Director
Name	Age	Principal Occupation	Since
		Foundation, Cal Turner, Jr., First Avenue Partners, L.P., HLM/CB Fund, L.P., HLM Partners VII, L.P., Piper Jaffray, Inc., South Atlantic Private Equity Fund IV (QP), South Atlantic Equity Fund IV, L.P. and WW Two, L.P. pursuant to the Voting Agreement.

William V. B. Webb	52	Mr. Webb has served as the Chief Development Officer of the Company since June 1999. Mr. Webb served as President and Chief Executive Officer and a director of Ambulatory Resource Centres, Inc. from 1997 until the Company’s acquisition of Ambulatory Resource Centres in June 1999. Mr. Webb served as Vice President and Senior Vice President of Acquisitions and Development for OrNda HealthCorp from 1991 to 1997. From 1990 to 1991, Mr. Webb was Vice President of Development for Heritage Surgical Corp. In years prior to the Company’s initial public offering, Mr. Webb was designated as a director of the Company by The Martin Investment Partnership pursuant to the Voting Agreement.	1999

			Director
Name	Age	Principal Occupation	Since
Class II — Term Expiring in 2007

Eve M. Kurtin	51	Ms. Kurtin has served as a Managing Partner of Pacific Venture Group, L.P. since its inception in 1997. Prior to joining Pacific Venture Group, Ms. Kurtin served as Chief Executive Officer of Physician Venture Management, a joint venture of UniHealth America and HCA Inc. (formerly Columbia/HCA Healthcare Corporation), from 1994 to 1996. Ms. Kurtin was President and Chief Executive Officer of Kurtin Communications, serving as a consultant in the area of managed care for major pharmaceutical companies and major providers, including UniHealth, from 1991 to 1994.	1996

Clifford G. Adlerz	51	Mr. Adlerz has served as the Company’s President since May 2002 and as the Chief Operating Officer since 1996. Mr. Adlerz also served as Secretary from 1996 to May 2002. Mr. Adlerz served as Regional Vice President, Midsouth Region for HealthTrust from 1992 until its merger with HCA in May 1995, at which time he became Division Vice President of HCA and served in that position until September 1995. Mr. Adlerz served as Chief Executive Officer of South Bay Hospital in Sun City, Florida from 1987 to 1992.	1996

RATIFICATION OF APPOINTMENT OF AUDITORS

(Proposal 2)

     The Audit and Compliance Committee has appointed Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2005. This firm has served as the independent auditors of the Company since its inception in 1996. Representatives of Ernst & Young LLP are expected to be present at the meeting and will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Required Vote

     The affirmative vote of the majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter is needed to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2005. Under Delaware law, an abstention will have the same legal effect as a vote against the ratification of Ernst & Young LLP, and broker non-votes will have no effect on the outcome of the ratification of the independent auditors. If the appointment is not ratified, the matter will be referred to the Audit and Compliance Committee for further review.

Fees

     The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for 2004 and 2003, and fees billed for other services rendered by Ernst & Young LLP for 2004 and 2003:

	2004	2003
Audit fees	$683,385	$642,990
Audit-related fees	—	—
Tax fees	479,141	319,626
All other fees	—	—

     Audit Fees. These fees were primarily for professional services rendered by Ernst & Young LLP in connection with the audit of the Company’s consolidated annual financial statements and registration statements filed with the Securities and Exchange Commission. The fees also include audits of the financial statements of subsidiaries of the Company, as well as consents related to securities offerings and Securities and Exchange Commission filings.

     Audit-Related Fees. For 2004 and 2003, Ernst & Young LLP did not render any audit-related professional services or bill any fees for audit-related services.

     Tax Fees. These fees were for services rendered by Ernst & Young LLP for compliance regarding tax filings and for other tax planning and tax advice services.

     All Other Fees. For 2004 and 2003, Ernst & Young LLP did not render any other professional services or bill any fees for other services not included within Audit Fees, Audit-Related Fees or Tax Fees.

Pre-approval of Auditor Services

     The charter of the Audit and Compliance Committee provides that the Audit and Compliance Committee must pre-approve all services to be provided by the independent auditors prior to the commencement of work. Unless the specific service has been pre-approved with respect to that year, the Audit and Compliance Committee must approve the permitted service before the independent auditors are engaged to perform it. For 2004, all services provided by Ernst & Young LLP were pre-approved by the Audit and Compliance Committee.

     All non-audit services were reviewed with the Audit and Compliance Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of the accounting firm’s independence in the conduct of its auditing functions.

The Audit and Compliance Committee and the Board recommend that the stockholders vote FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year 2005

CORPORATE GOVERNANCE

Committee Membership

     The Board of Directors has three standing committees: an Audit and Compliance Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. All committee members are non-employee, independent directors of the Company (as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards).

     Audit and Compliance Committee. The members of the Audit and Compliance Committee are Ms. Kurtin and Messrs. Burton and Tyrrell, with Mr. Tyrrell serving as chair. During 2004, the Audit and Compliance Committee held nine meetings. The Board has determined that each of the members of the Audit and Compliance Committee is an “audit committee financial expert,” as defined by rules adopted by the Securities and Exchange Commission. The Audit and Compliance Committee performs the following functions, among others:

•	Reviews and implements the Audit and Compliance Committee charter and reports to the Board.

•	Selects the Company’s independent audit firm (whose duty it is to audit the books and accounts of the Company and its subsidiaries for the fiscal year in which it is appointed) and has the sole authority and responsibility to approve all audit and engagement fees and terms, as well as all significant permitted non-audit services by the Company’s independent auditors.

•	Meets with the auditors and management of the Company to review and discuss the scope of the audit and all significant matters related to the audit.

•	Reviews the adequacy and effectiveness of the Company’s internal controls regarding accounting and financial matters.

•	Reviews the financial statements and discusses them with management and the independent auditors.

•	Reviews and discusses with management the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

•	Reviews and discusses with management the Company’s Corporate Compliance Policy Manual and ensures that management has established a system to enforce the provisions therein.

     Compensation Committee. During 2004, the members of the Compensation Committee were Messrs. Bryant and Wilds. Charles N. Martin, Jr. served on the Compensation Committee until May 2004 when he did not stand for re-election as a director of the Company. The Compensation Committee held six meetings during 2004. The Compensation Committee performs the following functions, among others:

•	Reviews and implements the Compensation Committee charter and reports to the Board.

•	Sets the total compensation package, including equity and non-equity incentives, for the Chief Executive Officer and the other executive officers of the Company.

•	Makes recommendations to the Board regarding the Company’s overall equity-based incentive compensation programs.

•	Annually reviews and approves corporate goals and objectives relevant to the compensation of the Company’s executive officers.

     Nominating and Corporate Governance Committee. The members of the Nominating and Corporate Governance Committee are Ms. Kurtin and Messrs. Bryant and Wilds. The Nominating and Corporate Governance Committee held one meeting during 2004. The charter of the Nominating and Corporate Governance Committee is available on the Company’s website at www.symbion.com. The Nominating and Corporate Governance Committee performs the following functions, among others:

•	Recommends to the Board for its approval proposed nominees for Board membership after evaluating the proposed nominee and making a determination as to the proposed nominee’s qualifications to be a Board member.

•	Evaluates the performance of each existing director before recommending to the Board his or her nomination for an additional term as a director.

Meeting Attendance

     The Board of Directors held a total of seven meetings in 2004. Each director attended at least 75% of the meetings of the Board and committees of the Board on which such director served. The Board of Directors has adopted a policy that encourages all members of the Board of Directors to attend annual meetings of stockholders. Four members of the Board attended the 2004 annual meeting of stockholders.

Non-Management Executive Sessions

     The Board of Directors has adopted a policy relating to non-management executive sessions. Under this policy, periodically, and no less frequently than semi-annually, the Board of Directors will meet in executive sessions in which management directors and other members of management do not participate. During 2004, the non-management members of the Board of Directors held two executive sessions.

Security Holder Communication with Board of Directors

     Stockholders and other parties interested in communicating directly with the Board of Directors or an individual director may do so by writing to Symbion, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215, Attention: Secretary. The Secretary of the Company will review all such correspondence and will regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence.

Policy on Reporting of Concerns Regarding Accounting Matters

     The Audit and Compliance Committee has adopted a policy on the reporting of concerns regarding accounting, internal control or auditing matters. Any person, whether or not an employee, who has a concern about the conduct of the Company or any of the Company’s people, including with respect to the Company’s accounting, internal accounting controls or auditing matters, may, in a confidential and anonymous manner, communicate that concern via a compliance hotline, (800) 279-4655, the Company’s designated external contact for these purposes.

Code of Business Conduct and Ethics

     In compliance with Securities and Exchange Commission and Nasdaq National Market requirements, the Company adopted a Code of Business Conduct and Ethics applicable to all of its directors, officers and employees in February 2004. The Code of Business Conduct and Ethics can be found on the Company’s website at www.symbion.com.

Compensation of Directors

     Members of the Board of Directors who are also officers or employees of the Company receive no additional compensation, beyond that which they receive as officers of the Company, for serving on the Company’s Board of Directors. In October 2004, the Compensation Committee approved a compensation program for non-employee directors, with payments to begin in January 2005. Non-employee members of the Board are entitled to receive (i) a $10,000 annual retainer, (ii) up to $6,000 per year for attendance at Board meetings ($1,500 for attendance at regularly scheduled meetings of the Board or $1,000 if the member participates in the meeting by phone), (iii) a $5,000 per year retainer for each non-employee director who serves on one or more Board Committees and (iv) a $4,000 per year retainer for the chairperson of the Audit and Compliance Committee. Non-employee directors are also reimbursed for expenses incurred in attending meetings of the Board of Directors and committees.

     The Company maintains a Non-Employee Directors Stock Option Plan under which options to purchase shares of its Common Stock are available for issuance to the non-employee members of the Board of Directors. During 2004, the non-employee directors received the following grants:

•	On July 28, 2004, each non-employee director of the Company received a grant of an option to purchase 8,000 shares of Common Stock, exercisable at $17.18 per share, the fair market value of the Common Stock on the date of the grant. Options to purchase 2,667 shares become exercisable on July 28, 2005; options to purchase 2,667 shares become exercisable on the date of Symbion’s annual meeting of stockholders in 2006 and options to purchase 2,666 shares become exercisable on the date of Symbion’s annual meeting of stockholders in 2007.

•	On December 10, 2004, each non-employee director of the Company received a grant of an option to purchase 2,000 shares of Common Stock, exercisable at $19.70 per share, the fair market value of the Common Stock on the date of the grant. Each of these options may be exercised at any time after one year from the date of grant.

The options expire on the earlier of ten years after the date of grant or immediately upon a director’s termination on account of fraud, dishonesty or other acts detrimental to the Company. In the event of any other termination of a director, any vested options granted to the director may be exercised for a period of 12 months after termination. Upon a change in the control of the Company, as described in the Non-Employee Directors Stock Option Plan, all options become immediately vested and exercisable.

Independence of Directors

     The Board of Directors has reviewed the independence of each of the Company’s directors in light of the definition of “independent director” as that term is defined in the Nasdaq listing standards. As a result of this review, the Board affirmatively determined that, as of February 23, 2005, all of the directors are independent of the Company and its management under Nasdaq standards with the exception of Richard E. Francis, Jr., Clifford G. Adlerz and William V. B. Webb, each of whom is employed by the Company.

Director Nominee Evaluation Process

     The Nominating and Corporate Governance Committee of the Board of Directors is responsible for seeking individuals qualified to become Board members, conducting appropriate inquiries into the backgrounds and qualifications of possible Board nominees and proposing nominees for Board membership to the Board for its approval. The Nominating and Corporate Governance Committee will consider candidates for Board membership suggested by its members and other Board members, as well as by management and stockholders.

     A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company’s Secretary in writing at Symbion, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215. The Nominating and Corporate Governance Committee will consider whether to nominate any person nominated by a stockholder in accordance with the provisions of the Company’s bylaws relating to stockholder nominations. In general, these provisions require that nominations by stockholders be received by the Company no less than 90 days nor more than 120 days prior to the first anniversary of the date on which the Company first mailed its proxy statement to stockholders in connection with the preceding year’s annual meeting. The notice provided to the Company should include, at a minimum:

•	The name and address of the stockholder who intends to make the nomination(s) and of the person or persons to be nominated;

•	A representation that the stockholder is a holder of record or a beneficial holder of stock of the Company entitled to vote at the meeting (including the number of shares the stockholder owns) and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	A description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

•	Such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (whether or not such rules are applicable) had each nominee been nominated, or intended to be nominated, by the Board of Directors, including the candidate’s name, biographical information, and qualifications; and

•	The written consent of each nominee to serve as a director of the Company if so elected, with such written consent attached thereto.

     The Nominating and Corporate Governance Committee will evaluate prospective nominees considering certain factors, including:

•	the ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	the prospective nominee’s standards of character and integrity;

•	the prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards; and

•	the extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it deems are in the best interest of the Company and its stockholders, such as the current composition of the Board, the balance of management and independent directors and the need for specialized expertise. The Nominating and Corporate Governance Committee, however, does believe it is appropriate for at least one, and preferably several, members of the Board to meet the criteria for an “audit committee financial expert” as defined by Securities and Exchange Commission rules, and that a majority of the members of the Board meet the definition of “independent director” under the Nasdaq listing standards. The Nominating and Corporate Governance Committee also believes it appropriate for certain members of the Company’s management to participate as members of the Board.

     The Nominating and Corporate Governance Committee will identify nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new Board members. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a current Board member for reelection, the Nominating and Corporate Governance Committee will identify the desired skills and experience for a new nominee in light of the criteria above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table provides information as of March 22, 2005 about the ownership of Common Stock by (1) each person who the Company knows to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (2) each of the Company’s directors and executive officers and (3) all of its directors and executive officers as a group. Except as otherwise indicated, the beneficial owners listed below have sole voting and investment power with respect to all shares owned by them, except to the extent such power is shared by a spouse under applicable law.

		Percent of
	Shares	Common Stock
	Beneficially	Beneficially
Name of Beneficial Owner	Owned	Owned
Wellington Management Company, LLP(1)	2,216,555	10.4%
T. Rowe Price Associates, Inc.(2)	1,855,102	8.7
Richard E. Francis, Jr.(3)(4)	630,977	2.9
Clifford G. Adlerz(4)(5)	353,501	1.7
William V. B. Webb(4)(6)	256,685	1.2
Kenneth C. Mitchell(4)(7)	109,228	*
R. Dale Kennedy(4)(8)	70,204	*
Frederick L. Bryant(9)	49,628	*
Donald W. Burton(10)	1,015,448	4.8
Eve M. Kurtin(11)	14,028	*
Jack Tyrrell(12)(13)	1,427,116	6.7
David M. Wilds(14)	93,540	*
Richland Ventures II, L.P.(13)	697,711	3.3
Richland Ventures III, L.P.(13)	720,377	3.4
All directors and executive officers as a group (10 persons) (15)	4,020,355	18.4%

*	Less than 1%

(1)	This information is based on a Schedule 13G filed as of December 31, 2004 by Wellington Management Company, LLP, an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. Wellington Management Company, LLP reported shared voting power as to 1,740,060 shares and shared dispositive power as to 2,199,555 shares. The address for Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.

(2)	This information is based on a Schedule 13G filed as of December 31, 2004 by T. Rowe Price Associates, Inc., an investment advisor registered under Section 203 of the Investment Advisers Act of 1940. T. Rowe Price Associates, Inc. reported sole voting power as to 339,800 shares and sole dispositive power as to 1,855,102 shares. The address for T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(3)	Includes 22,571 shares held in a family trust, 40,000 shares of restricted stock and options to acquire 159,695 shares which were exercisable as of March 22, 2005 or become exercisable within 60 days following March 22, 2005.

(4)	The address of each of Messrs. Francis, Adlerz, Webb, Mitchell and Kennedy is 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215.

(5)	Includes 3,172 shares held in a family trust, 25,000 shares of restricted stock and options to acquire 98,752 shares which were exercisable as of March 22, 2005 or become exercisable within 60 days following March 22, 2005.

(6)	Includes 17,500 shares of restricted stock and options to acquire 181,382 shares which were exercisable as of March 22, 2005 or become exercisable within 60 days following March 22, 2005.

(7)	Includes 15,000 shares of restricted stock and options to acquire 24,830 shares which were exercisable as of March 22, 2005 or become exercisable within 60 days following March 22, 2005.

(8)	Includes 10,000 shares of restricted stock and options to acquire 20,992 shares which were exercisable as of March 22, 2005 or become exercisable within 60 days following March 22, 2005.

(9)	Includes options to acquire 9,028 shares which were exercisable as of March 22, 2005 or become exercisable within 60 days following March 22, 2005. The address for Mr. Bryant is 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215.

(10)	Consists of 396,746 shares owned by South Atlantic Private Equity Fund IV, Limited Partnership, 547,890 shares owned by South Atlantic Private Equity Fund IV (QP), Limited Partnership, 15,446 shares owned by The Burton Partnership, Limited Partnership and 46,338 shares owned by The Burton Partnership (QP), Limited Partnership as to which Mr. Burton may be deemed to have beneficial ownership and options to acquire 9,028 shares granted to Mr. Burton which were exercisable as of March 22, 2005 or become exercisable within 60 days following March 22, 2005. Mr. Burton is chairman of South Atlantic Private Equity Fund IV, Limited Partnership and manages The Burton Partnership, Limited Partnership. The address for Mr. Burton and the entities listed in this footnote is 614 West Bay Street, Tampa, Florida 33606.

(11)	Includes options to acquire 9,028 shares which were exercisable as of March 22, 2005 or become exercisable within 60 days following March 22, 2005. The address for Ms. Kurtin is 16830 Ventura Blvd., Suite 244, Encino, California 91436.

(12)	Richland Ventures II, L.P. is the direct beneficial owner of 697,711 shares. Richland Ventures III, L.P. is the direct beneficial owner of 720,377 shares. Jack Tyrrell is the direct beneficial owner of a currently exercisable option to purchase 9,028 shares. Richland Partners II is the general partner of Richland Ventures II, L.P. Richland Partners III is the general partner of Richland Ventures III, L.P. Mr. Tyrrell and W. Patrick Ortale III are the general partners of Richland Partners II and Richland Partners III. Mr. Tyrrell, Mr. Ortale, Richland Partners II, Richland Partners III, Richland Ventures II, L.P. and Richland Ventures III, L.P. are members of an affiliated group and may be deemed to have beneficial ownership of all equity securities held by any member of the group.

(13)	The address for Mr. Tyrrell, Richland Ventures II, L.P. and Richland Ventures III, L.P. is 1201 16th Avenue South, Nashville, Tennessee 37212.

(14)	Includes options to acquire 9,028 shares which were exercisable as of March 22, 2005 or become exercisable within 60 days following March 22, 2005. The address for Mr. Wilds is 30 Burton Hills Boulevard, Suite 550, Nashville, Tennessee 37215.

(15)	Includes 107,500 shares of restricted stock and options to acquire 530,791 shares which were exercisable as of March 22, 2005 or become exercisable within 60 days following March 22, 2005.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires officers, directors, and persons who own more than 10% of a registered class of stock of companies subject to the reporting requirements of Section 12 of the Exchange Act to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Such executive officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all Section 16(a) reports they file. Based on a review of such reports filed with the SEC and on written representations from reporting persons, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC. All Section 16(a) reports are posted on the Company’s website, www.symbion.com.

EXECUTIVE OFFICERS

     The following list identifies the name, age and position(s) of the executive officers of the Company:

Name	Age	Position
Richard E. Francis, Jr.	51	Chairman of the Board, Chief Executive Officer and Director
Clifford G. Adlerz	51	President, Chief Operating Officer and Director
William V. B. Webb	52	Chief Development Officer and Director
Kenneth C. Mitchell	55	Chief Financial Officer and Senior Vice President of Finance
R. Dale Kennedy	57	Senior Vice President of Management Services and Secretary

     The executive officers have been appointed by the Board of Directors. The term of each executive officer runs until his or her successor is elected and qualified, or until the earlier of his death, resignation or removal, provided that the term of office of Messrs. Francis, Adlerz and Webb is subject to the respective employment agreement between each such officer and the Company, as described in “Executive Compensation – Employment Agreements and Change-in-Control Arrangements.”

     The following is a biographical summary of the experience of the executive officers of the Company who are not members of the Company’s Board of Directors:

     Kenneth C. Mitchell has served as Chief Financial Officer of the Company since May 2002 and as Senior Vice President of Finance since December 2002. Mr. Mitchell served as the Company’s Vice President of Finance from 1996 to December 2002. Mr. Mitchell served as Chief Financial Officer of American HealthMark, Inc. from 1989 to 1995 and as Vice President – Controller for HCA Management Company from 1988 to 1989. Prior to that time, Mr. Mitchell served as Assistant Vice President-Development and Regional Controller for HCA Management Company.

     R. Dale Kennedy has served as Secretary of the Company since May 2002 and Senior Vice President of Management Services since December 2002. Mr. Kennedy served as the Company’s Vice President of Management Services from 1996 to December 2002. Mr. Kennedy served as Chief Operations Officer for IPN Network, LLC, a company that managed the business office functions of healthcare entities, from 1991 until 1995. Prior to that time, Mr. Kennedy served in regional financial roles for HealthTrust and HCA.

EXECUTIVE COMPENSATION

     The following table summarizes the compensation earned by the Company’s Chief Executive Officer and other executive officers for services rendered in all capacities to the Company for the years ended December 31, 2002, 2003 and 2004:

Summary Executive Compensation Table

				Long-Term
				Compensation
		Annual		Securities
		Compensation(1)		Underlying
Name and Principal Position	Year	Salary($)	Bonus($)	Options (#)
Richard E. Francis, Jr.	2004	$313,271	$313,271	80,000
Chairman of the Board and Chief Executive Officer	2003	304,119	304,119	88,030
	2002	295,261	295,261	135,431

Clifford G. Adlerz	2004	$249,160	$249,160	50,000
President and Chief Operating Officer	2003	241,915	241,915	69,972
	2002	234,869	234,869	108,344

William V. B. Webb	2004	$226,411	$169,809	35,000
Chief Development Officer	2003	219,817	164,863	40,629
	2002	213,415	53,363	45,143

Kenneth C. Mitchell	2004	$194,661	$64,697	30,000
Chief Financial Officer and Senior Vice President	2003	179,464	72,812	24,829
of Finance	2002	174,237	52,271	24,829

R. Dale Kennedy	2004	$184,794	$64,660	20,000
Senior Vice President of Management Services	2003	179,362	62,777	9,480
and Secretary	2002	174,138	52,241	24,829

(1)	Perquisites and other personal benefits paid to each of the named executive officers is less than $50,000 or 10% of the total salary and bonus reported for the named executive officers and, therefore, the amount of that other annual compensation is not reported.

     The following table sets forth information concerning the stock options granted to the Company’s executive officers during 2004:

Option Grants In Last Fiscal Year

	Individual Grants
	Number of
	Securities	Percent of			Potential Realizable Value
	Underlying	Total Options			at Assumed Annual Rates of
	Options	Granted to	Exercise or		Stock Price Appreciation for
	Granted	Employees in	Base Price	Expiration	Option Term(1)
Name	(#)(2)	Fiscal Year	($/Sh)	Date	5%($)	10%($)
Richard E. Francis, Jr.	80,000	31.4%	$19.70	12/10/14	$991,138	$2,511,738

Clifford G. Adlerz	50,000	19.6	19.70	12/10/14	619,461	1,569,836

William V. B. Webb	35,000	13.7	19.70	12/10/14	433,623	1,098,885

Kenneth C. Mitchell	30,000	11.8	19.70	12/10/14	371,677	941,902

R. Dale Kennedy	20,000	7.8	19.70	12/10/14	247,784	627,935

(1)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term and based upon assumed rates of appreciation in the market price of the Common Stock of 5% and 10% compounded annually from the date of grant to the expiration date. Actual gains, if any, upon the exercise of stock options will depend on the future performance of the Common Stock and the date on which the options are exercised.

(2)	Options were granted pursuant to the Symbion Stock Incentive Plan and become exercisable in 25% increments at the anniversary date of the grant over a four-year period.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of		Value of
			Securities Underlying		Unexercised
			Unexercised Options		In-the-Money Options
	Shares Acquired on	Value	at Fiscal Year-End		at Fiscal Year-End(1)
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Richard E. Francis, Jr.	—	—	125,838	213,735	$1,208,585	$1,213,977
Clifford G. Adlerz	—	—	103,266	156,649	$1,003,315	$935,461
William V. B. Webb	—	—	192,668	88,041	$3,365,811	$484,408
Kenneth C. Mitchell	—	—	32,166	61,033	$332,149	$305,180
R. Dale Kennedy	—	—	30,585	39,522	$336,011	$199,883

(1)	The closing price for the Common Stock, as reported by the Nasdaq National Market, on December 31, 2004 was $22.08. Value of in-the-money options is calculated on the basis of the difference between the exercise price of each such option and $22.08, multiplied by the number of shares of Common Stock underlying each such option.

Employment Agreements and Change-in-Control Arrangements

     Employment Agreements. The Company has entered into employment agreements with three of its executive officers, Richard E. Francis, Jr., Clifford G. Adlerz and William V. B. Webb. These employment agreements provide for base salaries that in 2004 were $313,271 for Mr. Francis, $249,160 for Mr. Adlerz and $226,411 for Mr. Webb, subject to annual increases in the discretion of the Compensation Committee. The employment agreements also provide for an incentive bonus payment upon achievement of goals set by the Compensation Committee, and entitle the employees to participate in the Company’s employee benefit programs and stock incentive plans.

     The initial term of each of these agreements is three years, which is automatically extended so that the term is three years until terminated. The Company may terminate each employment agreement for cause, including the employee’s willful misconduct, fraud or intentional neglect or material inattention to his duties that is not corrected within 30 days after the Company gives notice. In addition, either party may terminate the employment agreement at any time by giving prior written notice to the other party. However, the Company must pay the employee a severance benefit if it terminates his employment without cause or if the employee terminates his employment upon the occurrence of certain events specified in the agreement, including a change in the control of the Company and the Company’s material breach of the agreement that is not cured within 90 days. The severance benefit is generally equal to three times the employee’s highest base salary and incentive bonus amount during the preceding year. If the employee receives severance payments following a change in control that are subject to tax under Section 4999 of the Internal Revenue Code, the Company or the acquiror are to pay additional amounts to offset the effect of such taxes on the employee. Each of the employment agreements also includes a covenant not to compete in which the employee agrees that, during the term of the employment agreement and for a period of one year thereafter, he will not own or work for any other company that is predominantly engaged in the ownership and management of surgery centers.

     Severance Plan. The Company adopted an Executive Change in Control Severance Plan in December 1997, which currently provides for severance benefits for 29 employees, including two of the Company’s executive officers, Kenneth C. Mitchell and R. Dale Kennedy. Eligible individuals are those identified in the severance plan and whose employment is terminated in connection with a change in the control of the Company, as defined in the severance plan, and who are not offered employment by the Company or a successor employer that is substantially equivalent to or better than the position held with the Company immediately prior to the change in control or the position is not maintained for at least 12 months thereafter. The benefits provided are cash compensation equal to the eligible employee’s annual pay or one-half of the eligible employee’s annual pay, as set forth in the severance plan, and participation in medical, life, disability and similar benefit plans that are offered to the Company’s active employees or those of its successor for a period of six or 12 months, as provided in the severance plan. The severance plan does not cover individuals who are subject to individual employment agreements that address severance on a change in control.

Equity Compensation Plan Information

     The following table provides aggregate information as of December 31, 2004 with respect to shares of the Company’s Common Stock that may be issued under existing equity compensation plans, including the Symbion Stock Incentive Plan (the “Incentive Plan”), the Symbion Non-Employee Directors Stock Option Plan (the “Non-Employee Directors Plan”), the Symbion Employee Stock Purchase Plan (the “Purchase Plan”), the Ambulatory Resource Centres, Inc. Nonqualified Initial Option Plan (the “ARC Initial Plan”) and the Amended and Restated Ambulatory Resource Centres, Inc. 1997 Stock Option Plan (the “ARC 1997 Plan”).

	Number of securities			Number of securities remaining
	to be			available for future issuance under
	issued upon exercise of		Weighted-average exercise	equity compensation plans
	outstanding options,		price of outstanding options,	(excluding
	warrants and rights		warrants and rights	securities reflected in column (a))
Plan Category	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,862,550	(1)	$13.17	1,582,343	(2)(3)
Equity compensation plans not approved by security holders	—		—	—

Total	1,862,550		—	1,582,343

(1)	Includes the following:

•	1,552,532 shares of Common Stock to be issued upon exercise of outstanding stock options granted under the Incentive Plan;

•	112,225 shares of Common Stock to be issued upon exercise of outstanding stock options granted under the Non-Employee Directors Plan;

•	73,716 shares of Common Stock to be issued upon exercise of outstanding stock options granted under the ARC Initial Plan; and

•	124,077 shares of Common Stock to be issued upon exercise of outstanding stock options granted under the ARC 1997 Plan.

(2)	Includes the following:

•	1,148,220 shares of Common Stock available for issuance under the Incentive Plan;

•	61,688 shares of Common Stock available for issuance under the Non-Employee Directors Plan; and

•	372,435 shares of Common Stock available for issuance under the Purchase Plan.

(3)	The maximum number of shares available for issuance under the Non-Employee Directors Plan is equal to 0.75% of the total number of shares of the Company’s Common Stock outstanding on a fully diluted basis, up to a maximum of 380,899 shares and is subject to adjustment for stock splits, consolidation or stock dividends of the Common Stock. The maximum number of shares available for issuance under the Incentive Plan is equal to 12.5% of the total number of shares of the Company’s Common Stock outstanding on a fully diluted basis, up to a maximum of 6,348,328 shares and is subject to adjustment for stock splits, consolidation or stock dividends of the Common Stock.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board of Directors during 2004 consisted of Messrs. Bryant and Wilds. Charles N. Martin, Jr. served on the Compensation Committee until May 2004 when he did not stand for re-election as a director of the Company. See “ – Certain Transactions” for a description of certain relationships between the Company and Messrs. Bryant and Wilds.

Certain Transactions

     Pursuant to an agreement dated as of July 18, 2003, affiliates of Messrs. Bryant, Tyrrell, Burton and Wilds and Richland Ventures II, L.P. and Richland Ventures III, L.P. purchased an aggregate principal amount of about $3.76 million of 14 3/4% Senior Subordinated Notes due 2008 issued by the Company during 2003. On March 8, 2004, the Company repaid all of the outstanding indebtedness under these notes and paid about $94,100 of redemption premiums and $81,700 of accrued interest. Pursuant to the agreement, these investors committed to purchase additional notes from the Company in the aggregate principal amount of up to about $906,400.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     The Compensation Committee is responsible for setting the total compensation package, including equity and non-equity incentives, for Richard E. Francis, Jr., the Company’s Chief Executive Officer, and the other executive officers of the Company. In addition, the Compensation Committee evaluates the performance of the executive officers of the Company and related matters. The Compensation Committee generally is responsible for establishing and administering executive compensation policies and programs within the framework of the committee’s compensation philosophy. The Compensation Committee reviews its decisions with the full Board of Directors. A number of business factors relevant to the Company were compared with those of a peer group of other comparably sized companies in the same industry by the Compensation Committee in determining executive compensation for 2004.

Compensation Policies

     The Company’s executive compensation policies are designed to complement and contribute to the achievement of the Company’s business objectives. In 2004, the Compensation Committee engaged the compensation consulting firm of Hewitt Associates to review and assist the committee in developing its compensation policy. Based on recommendations provided by Hewitt, the policy seeks to provide (i) total compensation at a level that will attract and retain qualified managers, (ii) incentive compensation opportunities that will motivate managers to achieve the Company’s long-term objectives, and (iii) equity incentives to align the financial interests of executives with those of the Company’s stockholders. Achievement of successful results is a condition to earning above-average compensation. Historically, the three primary components of executive compensation have been base salary, annual cash bonuses and grants of stock options. Based on recommendations from Hewitt, the Compensation Committee granted options to purchase shares of the Company’s Common Stock to executive officers and to the non-employee directors in 2004.

Base Salaries

     The Compensation Committee reviews the base salaries of the Company’s executive officers on an annual basis. Base salaries are determined based on a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular officer and of the Company, the officer’s experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company. The base salaries paid to Richard E. Francis, Jr., Clifford G. Adlerz and William V.B. Webb are subject to the terms of the employment agreements between these executive officers and the Company. Base salaries for the Company’s executives for 2004 were as follows: $313,271 for Richard E. Francis, Jr., $249,160 for Clifford G. Adlerz, $226,411 for William V.B. Webb, $194,661 for Kenneth C. Mitchell and $184,794 for R. Dale Kennedy.

Annual Bonuses

     Annual cash bonuses are intended to motivate executive officers to achieve pre-determined financial or other goals appropriate to each executive officer’s area of responsibility set by the Compensation Committee, consistent with the Company’s overall business strategies. Annual cash bonuses for 2004 for the Company’s executive officers ranged from 35% to 100% of the respective officer’s base salary.

Equity-Based Compensation

     The Compensation Committee believes that the availability of options under the Company’s Stock Incentive Plan gives executives a long-term stake in Symbion by providing an estate-building opportunity in return for outstanding long-term performance. In determining the total number of options to be granted, the Compensation Committee considers the available number of shares under the Company’s Stock Incentive Plan, but has no fixed formula for determining the total number of options to be granted. In 2004, based on the recommendation of Hewitt Associates, the Compensation Committee approved the grant of options to purchase the following number of shares of Common Stock exercisable at $ 19.70 per share, the market price of the Common Stock on the date of the option grant, to each of the Company’s executive officers: 80,000 shares to Richard E. Francis, Jr.; 50,000 shares to Clifford G. Adlerz; 35,000 shares to William V. B. Webb; 30,000 shares to Kenneth C. Mitchell; and 20,000 shares to R. Dale Kennedy.

     Generally, awards of stock options become exercisable in four equal annual installments, beginning one year after the date of grant. Because the exercise price of options under the Stock Incentive Plan is the market value of the Company’s Common Stock on the date of grant, executives will realize a gain through the award of stock options if the value of the Common Stock increases over the period that options become exercisable.

Compensation of Chief Executive Officer

     The Compensation Committee considers a number of factors for establishing the base salary of Richard E. Francis, Jr., the Chief Executive Officer of the Company, including Mr. Francis’ development and implementation of the Company’s strategy and the growth, competitive position and profitability of the Company. The base salary paid to Mr. Francis is subject to the terms of his employment agreement with the Company. The Compensation Committee established Mr. Francis’ 2004 base salary at $313,271. As Chief Executive Officer, Mr. Francis is entitled to earn an annual cash bonus and receive equity-based compensation grants on the same basis as all other executive officers of the Company. During 2004, Mr. Francis received a cash bonus of $313,271 and was granted options to purchase 80,000 shares of the Company’s Common Stock under the Symbion Stock Incentive Plan.

Tax Deductibility of Executive Compensation

     Section 162(m) of the Internal Revenue Code (the “Code”) generally limits the corporate tax deduction for compensation in excess of $1 million that is paid to an executive officer named in the Summary Compensation Table in this Proxy Statement. However, compensation that is paid under a “performance-based” plan, as defined in Section 162(m), is fully deductible without regard to the general Section 162(m) limit. Section 162(m) also permits full deductibility for certain pension contributions and other payments. The Company’s executive compensation strategy is intended to be cost and tax effective and the Compensation Committee considers the impact of Section 162(m) in implementing compensation policies and plans. The Compensation Committee endeavors to design the Company’s incentive programs to qualify as performance-based compensation or another exception to the Section 162(m) limits on deductibility.

     In particular, the Compensation Committee intends that certain awards under the Company’s Stock Incentive Plan qualify for the performance-based compensation exception to the limitations of Section 162(m) so that the Company may fully deduct compensation paid thereunder.

Members of the Compensation Committee

Frederick L. Bryant David M. Wilds

AUDIT AND COMPLIANCE COMMITTEE REPORT

     The following Report of the Audit and Compliance Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

     The Audit and Compliance Committee of the Board of Directors consists entirely of directors who meet the independence and experience requirements of the Nasdaq National Market. The role and responsibilities of the Audit and Compliance Committee are set forth in its charter. As more fully described in its charter, the Audit and Compliance Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for performing an audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of the financial statements to U.S. generally accepted accounting principles. The internal auditor is responsible to the Audit and Compliance Committee and the Board for testing the integrity of the financial accounting and reporting control systems and such other matters as the Audit and Compliance Committee and Board determine.

     The Audit and Compliance Committee engaged Ernst & Young LLP as the Company’s independent auditors for 2004. This recommendation was ratified by the Company’s stockholders at the Annual Meeting of Stockholders on May 11, 2004.

     To fulfill its responsibilities, the Audit and Compliance Committee has met and held discussions with management and the independent auditors concerning the consolidated financial statements for the fiscal year ended December 31, 2004, including meetings with representatives of Ernst & Young LLP without members of management and meetings with the Company’s internal auditor without other members of management. Management represented to the Audit and Compliance Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit and Compliance Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit and Compliance Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit and Compliance Committee also reviewed with management and the independent auditors significant issues regarding critical accounting policies, practices and judgments.

     In addition, the Audit and Compliance Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit and Compliance Committee also pre-approved specific services to be provided by Ernst & Young LLP and considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

     The Audit and Compliance Committee discussed with the internal auditor the Company’s internal controls and reporting procedures. As part of this process, the Audit and Compliance Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Audit and Compliance Committee also reviews the results of internal audits of the Company’s facilities.

     Based on the Audit and Compliance Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, as described above and in reliance thereon, the Audit and Compliance Committee recommended to the Company’s Board of Directors that the audited financial statements for the fiscal year ended December 31, 2004 be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

     The Audit and Compliance Committee also oversees the Company’s compliance with appropriate policies and ethical standards, including those stated in the Company’s Corporate Compliance Policy Manual and Code of

Ethics. In performing its compliance related functions in 2004, the Audit and Compliance Committee met with the Company’s Compliance Officer, reviewed calls received on the Company’s hotline and actions taken in response and discussed with management the Company’s compliance with legal and ethical requirements.

Members of the Audit and Compliance Committee

Donald W. Burton
Eve M. Kurtin
Jack Tyrrell

COMPARATIVE PERFORMANCE GRAPH

     The following graph compares the percentage change of cumulative total stockholder return on the Common Stock with (a) the performance of a broad equity market indicator, the Nasdaq Stock Market (United States) Index (the “Broad Index”) and (b) the performance of an industry index, the Nasdaq Health Services Index (the “Industry Index”). The graph begins on February 6, 2004, the date on which the Common Stock first began trading on the Nasdaq National Market, and the comparison assumes the investment of $100 on such date in each of the Common Stock, the Broad Index and the Industry Index and assumes the reinvestment of all dividends, if any.

Cumulative Total Return

	2/6/04	12/31/04
SYMBION, INC.	100.00	118.52
NASDAQ STOCK MARKET (U.S.)	100.00	101.92
NASDAQ HEALTH SERVICES	100.00	110.94

GENERAL INFORMATION

Other Matters

     The Board of Directors is not aware of any other matters to be brought before the Annual Meeting. If any other matters, however, are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have authority to vote all proxies with respect to such matters in accordance with the recommendation of the Board of Directors.

Stockholder Proposals for 2006 Annual Meeting

     The Company must receive stockholder proposals intended to be presented at the 2006 annual meeting of stockholders at its principal executive offices at 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215 no later than December 6, 2005, in order for the proposals to be included in the proxy statement and form of proxy for that meeting.

     Under our bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Company’s Secretary (containing certain information specified in the bylaws about the stockholder and the proposed action) not less than 90 or more than 120 days prior to the first anniversary of the date on which the Company first mailed its proxy statement to stockholders in connection with the preceding year’s annual meeting. With respect to the 2006 annual meeting, notice must be received by the Company between December 6, 2005 and January 5, 2006. In addition, any stockholder who wishes to submit a nomination to the Board must deliver written notice of the nomination within this time period and comply with the information requirements in the bylaws relating to stockholder nominations. See “Corporate Governance — Director Nominee Evaluation Process” for additional information about stockholder nominations. These requirements are separate from and in addition to the requirements of the Securities and Exchange Commission that a stockholder must meet in order to have a stockholder proposal included in the Company’s proxy statement.

Counting of Votes

     The matters that are specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. Inspectors of election will be appointed to, among other things, determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes of ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the results.

Certain Matters Relating to Proxy Materials and Annual Reports

     The delivery rules regarding proxy statements and annual reports may be satisfied by delivering a single copy of a proxy statement and annual report to an address shared by two or more stockholders. This method of delivery is referred to as “householding.” Currently, the Company is not householding for registered stockholders, but brokers, dealers, banks or other entities which hold Common Stock in “street name” for beneficial owners of Common Stock and which distribute proxy statements and annual reports they receive to beneficial owners may be householding. Such brokers, dealers, banks or other entities may deliver only one proxy statement and annual report to certain multiple stockholders who share an address, unless the Company or such other distributor has received contrary instructions from one or more of those stockholders. The Company undertakes to deliver promptly upon request a separate copy of the proxy statement and/or annual report to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold shares of Common Stock as a registered stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, please call (615) 234-5900 or send a written request to the Company’s Secretary at Symbion, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215. Stockholders who hold Common Stock through a broker, dealer, bank or other entity, who share an address and are receiving multiple copies of annual reports or proxy statements and who prefer to receive a single copy of such material, either now or in the future, can request delivery of a single copy of a proxy statement and/or annual report, as requested, by contacting such broker, dealer, bank or other entity.

Miscellaneous

     The Company will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of the directors, officers and employees of the Company may, without any additional compensation, solicit proxies in person or by telephone.

     Upon the written request of any stockholder entitled to vote at the Annual Meeting, the Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission. Requests should be directed to the Company’s Secretary at 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215.

SYMBION, INC.

Richard E. Francis, Jr. Chairman and Chief Executive Officer

April 5, 2005

SYMBION, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby appoints Richard E. Francis, Jr. and Clifford G. Adlerz, and either of them, as proxies, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the annual meeting of stockholders of Symbion, Inc., to be held on Tuesday, May 10, 2005, at 9:00 a.m. (local time), at the offices of Waller Lansden Dortch & Davis, PLLC at 511 Union Street, Suite 2700, Nashville, Tennessee 37219, and at any adjournment thereof.

     This proxy is being solicited by the Board of Directors and will be voted as specified. If not otherwise specified, the above named proxies will vote (a) FOR the election as directors of the nominees named below, (b) FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2005 and (c) in accordance with the recommendations of the Board of Directors on any other matters that may properly come before the meeting or any adjournment thereof.

1.	Election of Class III Directors.

   NOMINEES: Jack Tyrrell, Frederick L. Bryant and Richard E. Francis, Jr.

      ☐ FOR ALL NOMINEES                                ☐ WITHHOLD FROM ALL NOMINEES

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee’s name on the space provided above.)

(continued on other side)

2.	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for fiscal year 2005.

☐ FOR                        ☐ AGAINST                        ☐ ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐
MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Date

Signature

Signature

IMPORTANT
Please sign exactly as your name or names appear on this proxy and mail promptly in the enclosed envelope. If you sign as agent or in any other capacity, please state the capacity in which you sign.